UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 13, 2026
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 18, 2026, Coeur Mining, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2025 and production, cost and expense guidance for 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 2, 2025, Coeur Mining, Inc., a Delaware corporation (“Coeur”), New Gold Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“New Gold”), and 1561611 B.C. LTD., a corporation organized and existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), entered into an arrangement agreement (the “Arrangement Agreement”) whereby, Canadian Sub would acquire all of the issued and outstanding shares of New Gold pursuant to a court-approved plan of arrangement (the “New Gold Transaction”). The New Gold Transaction is anticipated to close in the first half of 2026, subject to relevant regulatory approvals and routine closing conditions.

In connection with the New Gold Transaction, on Tuesday, February 17, 2026, the Coeur Board of Directors (“Coeur Board”) approved the appointment of Mr. Patrick Godin and Ms. Marilyn Schonberner to the Coeur Board, effective at, and contingent upon, the closing of the New Gold Transaction.

Mr. Godin currently serves as the President and Chief Executive Officer of New Gold Inc. and has over 30 years of corporate, technical and operations experience in the mining industry. Prior to joining New Gold in November 2022, Mr. Godin served as the Vice President and Chief Operating Officer of Pretium Resources Inc. and was responsible for the operations of Brucejack Mine in British Columbia, Canada.  Prior to that, Mr. Godin was the Chief Operating Officer and then President and Chief Executive Officer of Stornoway Diamond Corporation. Mr. Godin also previously served as Vice President, Project Development for G Mining Services and held executive and senior operations roles with Canadian Royalties Inc., IAMGOLD Corporation and Cambior Inc. Mr. Godin holds a Bachelor of Engineering degree in mining from Laval University in Quebec, Canada and has been a chartered director since 2010.

Ms. Schonberner has over 35 years of international experience in the energy and mining sectors.  Ms. Schonberner served as the Chief Financial Officer of Nexen Energy ULC until her retirement in 2018.  During her 21-year career with Nexen, she held various executive roles with responsibility for financial and risk management, audit, human resources, strategic planning and budgeting, supply chain, and information services. Ms. Schonberner has served on the Board of Directors of New Gold Inc. since 2017 and currently serves as Chair of its Audit Committee.  Additionally, Ms. Schonberner serves on the Board of Directors of Wheaton Precious Metals Corp. and on the Advisory Boards of Heritage Royalty and the Calgary Chapter of the Institute of Corporate Directors.  Ms. Schonberner holds a Bachelor of Commerce from the University of Alberta and a Master of Business Administration from the University of Calgary. She is a Certified Public Accountant, Certified Management Accountant, and a Certified Internal Auditor. Additionally, she has completed the Senior Executive Development Programme at the London Business School and obtained the ICD.D designation from the Institute of Corporate Directors.

The compensation of each of Mr. Godin and Ms. Schonberner for his and her respective services as a non-employee director will be consistent with that of Coeur’s non-employee directors.

On February 13, 2026, N. Eric Fier, a director on the Coeur Board, notified the Chairman of the Coeur Board of his resignation as a director, effective as of February 16, 2026, to focus on other business ventures. Mr. Fier’s resignation was not the result of any disagreement with Coeur on any matter relating to Coeur's operations, policies, or practices.

Item 8.01	Other Events.

On February 18, 2026, Coeur Mining, Inc. issued a technical report summary for its Wharf Mine (the “Report”). The Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Qualified Person – Christopher Pascoe.
23.2	Consent of Qualified Person – Tony Auld.
23.3	Consent of Qualified Person – Kenan Sarratt.
23.4	Consent of Qualified Person – John Key.
23.5	Consent of Qualified Person – Troy Christensen.
99.1	Press Release dated February 18, 2026.
99.2	Technical Report Summary for the Wharf Mine effective December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the proposed New Gold Transaction, including any statements regarding the expected timetable for completing the New Gold Transaction, and any other statements regarding Coeur’s future expectations, beliefs, plans, objectives, assumptions or future events that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s expectations with respect to the timing of the closing of the New Gold Transaction. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that any condition to Closing may not be satisfied; the risk that the Closing might be delayed or not occur at all; the risk that the either Coeur or New Gold may terminate the Arrangement Agreement and either Coeur or New Gold is required to pay a termination fee to the other party; the risk that Coeur or New Gold may not receive the required stock exchange and regulatory approvals of the New Gold Transaction; the expected listing of shares on the New York Stock Exchange and Toronto Stock Exchange; the risk of any litigation relating to the proposed New Gold Transaction; the risk of changes in governmental regulations or enforcement practices. Additional factors that could cause results to differ materially from those described above can be found in Coeur’s Annual Report on Form 10-K for the year ended December 31, 2025, which is on file with the SEC and available from Coeur’s website at www. coeur.com under the “Investors” tab, and in other documents Coeur files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Coeur does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: February 18, 2026	By:	/s/ Thomas S. Whelan

Name: Thomas S. Whelan
Title: Executive Vice President and Chief Financial Officer